UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  January 3, 2005



                                  AMICAS, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                  000-25311                    59-2248411
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(State or Other Jurisdiction       (Commission                (I.R.S. Employer
     of Incorporation)             File Number)              Identification No.)



20 Guest Street, Suite 200, Boston, MA                             02135
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code:         617-779-7878
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         VitalWorks Inc., 239 Ethan Allen Highway, Ridgefield, CT 06877
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_|   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

   |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

   |_|   Pre-commencement communications pursuant to Rule 14d-2(b)  under the Exchange Act (17 CFR 240.14d-2(b))

   |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets.
            --------------------------------------------------

On January 3, 2005, AMICAS, Inc., formerly known as VitalWorks Inc., a Delaware corporation (the "Company") completed the sale of substantially all of the assets and liabilities of its medical division together with certain other assets, liabilities, properties and rights of the Company relating to its anesthesiology business (the "Medical Division") to Cerner Corporation ("Cerner") and certain of Cerner's wholly owned subsidiaries (the "Asset Sale"). The Asset Sale was completed in accordance with the terms and conditions of the Asset Purchase Agreement between the Company and Cerner dated as of November 15, 2004 (the "Purchase Agreement").

As consideration for the Asset Sale, the Company received $100 million in cash, subject to a post-closing purchase price adjustment to be determined within 90 days following the closing. $23,203,867.96 of the proceeds was used to pay off the Company's Wells Fargo Foothill, Inc. ("Wells Fargo") credit facility. A copy of the press release issued by the Company to announce the closing of the transaction is attached hereto as Exhibit 99.1. A copy of the Purchase Agreement was filed as an exhibit to the Company's Form 8-K filed on November 18, 2004.

Item 8.01.  Other Events.
            ------------

Effective January 3, 2005, the Company effectuated a merger of Ridgefield RIS, Inc., its wholly owned subsidiary, into VitalWorks Inc. pursuant to a certificate of ownership and merger filed with the Secretary of State of the State of Delaware on December 23, 2004 in order to change the Company's name from VitalWorks Inc. to AMICAS, Inc. Under the terms thereof, the surviving entity in the merger was AMICAS, Inc. The Company issued a press release on January 3, 2005, announcing its name change. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

      (b) Pro Forma Financial Information.

      In accordance with Item 9.01(b)(1) of Form 8-K, the pro forma financial information required by Item 9.01(b) of Form 8-K is set forth below.

      The unaudited pro forma consolidated financial information of the Company is based on and should be read in conjunction with the audited consolidated financial statements and notes thereto appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 2003. The accompanying unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2004 and the year ended December 31, 2003 are presented as if (i) the disposition of the Medical Division discussed in Item 2.01 hereof and
(ii) the acquisition of Amicas PACS, Corp., formerly AMICAS, Inc. ("Amicas PACS"), had both been completed as of January 1, 2003. Amicas PACS was acquired by the Company on November 25, 2003 and is discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2003. The unaudited pro forma condensed consolidated balance sheet is presented as if the disposition had been completed as of September 30, 2004. The unaudited pro forma consolidated financial information is preliminary and may be subject to change, however, such changes, if any, are not expected to be material.

      In the opinion of management, the accompanying unaudited pro forma condensed consolidated financial statements include all material adjustments necessary to reflect, on a pro forma basis, the impact of such disposition and acquisition on the historical financial information of the Company. The adjustments are described in the notes to the unaudited pro forma condensed consolidated financial information and are set forth in the "Pro Forma Adjustments" column.

      The unaudited pro forma condensed consolidated financial information has been presented for informational purposes only and is not indicative of any future results of operations or the results that might have occurred if the disposition or acquisition had actually been completed on the indicated dates.

                                  AMICAS, Inc.
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                               September 30, 2004
                                 (in thousands)

                                                                                            Pro Forma
                                                                             Historical    Adjustments                Pro Forma
                                                                            ---------------------------------------------------
Assets
Current assets:
   Cash and cash equivalents                                                   $15,727       $75,796    (b)            $91,523
   Accounts receivable, net of allowances                                       17,828        (9,959)   (a)              7,869
   Computer hardware held for resale                                               633          (163)   (a)                470
   Deferred income taxes, net                                                    2,203        (2,203)   (g)
   Prepaid expenses and other current assets                                     4,002          (375)   (a)              3,627
                                                                              ------------------------------------------------
Total current assets                                                            40,393        63,096                   103,489
Property and equipment, at cost, less accumulated
   depreciation and amortization                                                 4,732        (1,535)   (a)              3,197
Goodwill                                                                        33,963       (15,901)   (a)             18,062
Acquired/developed software, less accumulated
   amortization                                                                 20,469        (4,865)   (a)             15,604
Other intangible assets                                                          3,044                                   3,044
Deferred income taxes, net                                                      24,547       (24,547)   (g)
Other assets                                                                     1,483          (701)   (a)(b)             782
                                                                              ------------------------------------------------
Total assets                                                                  $128,631       $15,547                  $144,178
                                                                              ================================================

Liabilities and stockholders' equity
Current liabilities:
   Accounts payable and accrued expenses                                       $12,733        $1,359    (a)(b)(c)      $14,092
   Accrued employee compensation and benefits                                    3,088          (787)   (a)              2,301
   Accrued restructuring costs                                                     152                                     152
   Deferred revenue, including unearned discounts                               14,725        (5,907)   (a)              8,818
   Current portion of long-term debt                                             4,081        (4,024)   (a)(b)              57
                                                                              ------------------------------------------------
Total current liabilities                                                       34,779        (9,359)                   25,420
Long-term debt                                                                  20,017       (20,005)   (a)(b)              12
Other liabilities, primarily unearned discounts re:
   outsourced printing services                                                  4,728        (3,154)   (a)              1,574
Total stockholders' equity                                                      69,107        48,065    (a)(b)(c)      117,172
                                                                              ------------------------------------------------
Total liabilities and stockholders' equity                                    $128,631       $15,547                  $144,178
                                                                              ================================================


             See accompanying notes to unaudited pro forma condensed
                      consolidated financial information.

                                  AMICAS, Inc.
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                      For the Year Ended December 31, 2003
                      (in thousands, except per share data)

                                                                  Amicas                       Pro Forma
                                              Historical       PACS, Corp.(f)   Subtotal      Adjustments     Pro Forma
                                             --------------------------------------------------------------------------
Revenues
  Maintenance and services                     $87,790            $2,158        $89,948       $(62,855)(d)     $27,093
  Software licenses and system sales            23,729             1,701         25,430        (13,895)(d)      11,535
                                             -------------------------------------------------------------------------
Total revenues                                 111,519             3,859        115,378        (76,750)         38,628
                                             -------------------------------------------------------------------------

Costs and expenses
Cost of revenues:
  Maintenance and services                      22,376               281         22,657        (16,626)(d)       6,031
  Software licenses and system sales             9,493             1,995         11,488         (4,345)(d)       7,143
Selling, general and administrative             50,682            10,536         61,218        (28,293)(d)      32,925
Research and development                        15,891             1,621         17,512         (8,210)(d)       9,302
Depreciation and amortization                    2,460               797          3,257         (1,639)(d)       1,618
Acquired in-process technology                     750              (750)            --                             --
Impairment charge                                  490                              490                            490
Restructuring costs                                332                              332                            332
                                             -------------------------------------------------------------------------
                                               102,474            14,480        116,954        (59,113)         57,841
                                             -------------------------------------------------------------------------
Operating income (loss)                          9,045           (10,621)        (1,576)       (17,637)        (19,213)
Interest income                                    273               (38)           235                            235
Interest expense                                (1,155)             (858)        (2,013)         1,991 (e)         (22)
                                             -------------------------------------------------------------------------
Income (loss) from continuing operations,
  before income taxes                            8,163           (11,517)        (3,354)       (15,646)        (19,000)
Provision for income taxes                         200                              200                            200
                                             -------------------------------------------------------------------------
Income (loss) from continuing operations        $7,963          $(11,517)       $(3,554)      $(15,646)       $(19,200)
                                             =========================================================================

Earnings (loss) per share

  Basic - continuing operations                  $0.18                                                        $(0.45)
  Diluted - continuing operations                $0.17                                                        $(0.45)

Average number of shares outstanding

  Basic                                         43,052                                                        43,052
  Diluted                                       47,134                                                        43,052


             See accompanying notes to unaudited pro forma condensed
                      consolidated financial information.

                                  AMICAS, Inc.
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                  For the Nine Months Ended September 30, 2004
                      (in thousands, except per share data)

                                                                         Pro Forma
                                                          Historical    Adjustments          Pro Forma
                                                         ---------------------------------------------
Revenues
 Maintenance and services                                  $65,847       $(44,458)   (d)      $21,389
 Software licenses and system sales                         17,241         (8,254)   (d)        8,987
                                                          -------------------------------------------
Total revenues                                              83,088        (52,712)             30,376
                                                          -------------------------------------------
Costs and expenses
Cost of revenues:
 Maintenance and services                                   15,307        (10,801)   (d)        4,506
 Software licenses and system sales                          7,502         (3,254)   (d)        4,248
Selling, general and administrative                         45,654        (20,974)   (d)       24,680
Research and development                                    13,243         (6,317)   (d)        6,926
Depreciation and amortization                                2,379         (1,312)   (d)        1,067
Settlement of litigation                                       325                                325
                                                           ------------------------------------------
                                                            84,410        (42,658)             41,752
                                                           ------------------------------------------
Operating loss                                              (1,322)       (10,054)            (11,376)
Interest income                                                 95                                 95
Interest expense                                            (1,094)         1,089    (e)           (5)
                                                           ------------------------------------------
Loss from continuing operations, before income taxes        (2,321)        (8,965)            (11,286)
Provision for income taxes                                     225                                225
                                                           ------------------------------------------
Loss from continuing operations                            $(2,546)       $(8,965)           $(11,511)
                                                           ==========================================

Earnings (loss) per share
 Basic - continuing operations                              $(0.06)                            $(0.26)
 Diluted - continuing operations                            $(0.06)                            $(0.26)

Average number of shares outstanding
 Basic                                                      43,454                             43,454
 Diluted                                                    43,454                             43,454

      See accompanying notes to unaudited pro forma condensed consolidated financial information.

    Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

      See the introduction to pro forma financial information. The unaudited pro forma condensed consolidated balance sheet was prepared assuming the disposition occurred as of September 30, 2004 and included "Pro Forma Adjustments" as follows:

      (a) To record the disposition of assets and liabilities for the Company's Medical Division.

      (b) To record the cash payment from Cerner for the net assets of the Company's Medical Division and the pay off of the Company's Wells Fargo credit facility.

      (c) To accrue estimated professional fees of $1.2 million to complete the disposal of the Company's Medical Division.

      (g) The Company utilized a significant portion of its net deferred tax assets, consisting primarily of net operating loss carryforwards, to offset substantially all of the gain from the disposal of the Company's Medical Division. The Company has provided a valuation allowance against its remaining net deferred tax assets primarily due to potential limitations on the use of acquired net operating loss carryforwards. The Company will continue to review the ability to realize its net deferred tax assets and make adjustments to the valuation allowance as it believes appropriate.


      The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2004 and the year ended December 31, 2003 have been presented as if the disposition and acquisition were completed as of January 1, 2003. These statements include "Pro Forma Adjustments" as follows:

      (d) To reclassify the operations of the Company's Medical Division in connection with the disposition as discontinued operations.

      (e) To reduce interest expense incurred on the Company's Wells Fargo credit facility as a result of the pay off of the credit facility.

      (f) Represents the results of operations of Amicas PACS from January 1, 2003 to November 24, 2003. Amicas PACS was acquired on November 25, 2003 and as a result, the historical statement of operations of the Company for 2003 include only one month of operating results of Amicas PACS. In addition, amounts included in this column represent
            (i) the amortization expense of certain intangible assets recorded in connection with the acquisition, (ii) the reversal of the acquired in-process technology charge due to its nonrecurring nature
            (iii) the adjustment to record foregone interest income earned on available cash used for the acquisition, and (iv) the adjustment to record additional interest expense incurred on borrowings used to finance a portion of the purchase price.

      (c)   Exhibits:

            99.1  Press Release dated January 3, 2005

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 7, 2005                 AMICAS, Inc.



                                       By:   /s/   Stephen Hicks
                                           -------------------------------------
                                           Name:  Stephen Hicks
                                           Title: Vice President and General
                                                  Counsel

                                  EXHIBIT INDEX
                                  -------------


    EXHIBIT NUMBER                            DESCRIPTION
-------------------------         ------------------------------------
         99.1                     Press Release, dated January 3, 2005